Exhibit 99.1

CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

This CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE (the "Agreement") is dated and rendered effective as of June 8, 2007 (the “Effective Date”) between Jeffrey S. Frichner ("Frichner"), on the one hand, and Left Behind Games, Inc., a Delaware corporation (the "Company"), and Left Behind Games Inc., a Washington corporation and Company’s parent ("Parent" and, together with the Company, the "Company Parties"), on the other hand.

WHEREAS, Frichner and the Company entered into an Employment Agreement dated as of February 1, 2005 (the "Employment Agreement") whereby Frichner was employed and appointed as the President of the Company and, in addition, was appointed as the President of the Parent; and

WHEREAS, Frichner desires, for personal reasons, to resign from his positions as President of the Company and as the President of the Parent; and

WHEREAS, the Company and the Parent and willing to accept Frichner’s resignation of the afore-mentioned executive positions and desire to enter into this Agreement in order to amicably address and resolve all matters between Frichner and the Company Parties concerning Frichner's employment and services provided to or for the benefit of the Company Parties up through and including the Effective Date of this Agreement (the "Relationship"), and the termination of the Relationship; and

WHEREAS, each the Company, on the one hand, and Frichner, on the other hand, derive significant benefit from their reputations in the financial and/or video game industry and the financial markets; and

WHEREAS, each the Company, on the one hand, and Frichner, on the other hand, have worked together for a period of years and the result of that work is a common interest in preserving the integrity and image of the Company, on theone hand, and Frichner on the other hand; and

WHEREAS, the Company and Frichner have an important and common interest in ensuring that their respective reputations remain intact following the resignation of the Executive effective May 30, 2007.

NOW, THEREFORE, in consideration of the premises, representations, warranties and covenants herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

1.   Resignation of Officerships. Frichner hereby voluntarily and irrevocably resigns his position as President of the Company, his position as President of the Parent, and any and all other position(s) he currently holds or may ever be deemed to have held in either or both of the Company Parties. Notwithstanding the foregoing, the parties acknowledge and agree that Frichner shall retain his current positions as a member of the Board of Directors of the Company and as a member of the Board of Directors of the Parent, each in accordance with and subject to the governing documents of the Company and the Parent, respectively. Each of the parties hereby acknowledges and agrees that the Employment Agreement which Frichner executed with the Company on or about February 2, 2007 as amended, is hereby terminated, effective as of the Effective Date of this Agreement.

2.   Compensation and Stock Sales. Company and Frichner agree that Frichner will receive the equivalent of three months salary of the $150,000 annual salary payable under the Employment Agreement or a total of ($37,500), to be paid monthly at the rate of ($12,500) on June 30, 2007, July 31, 2007 and August 31, 2007 with the other payroll expenses of the company as a severance arrangement. The checks will be delivered to Frichner. Frichner hereby expressly waives any other severance components of the Employment Agreement.

It is acknowledged that Frichner owns approximately 4.3 million shares of the Company's common stock. Frichner agrees that he will not transfer title to or sell during any 90 day period more than one percent of the outstanding shares of the Company's common stock.  Frichner also agrees not to transfer title to or sell in any one month of that 90 day period more than one-third of the 1% share threshold.  Frichner agrees to comply with all SEC rules and regulations relating to the sale of both of his shares.

Additionally, the Company shall have 7 business days (the “7 Day Arrangement”) to purchase or broker the purchase of shares that Frichner desires to sell prior to Frichner selling such shares to any other party. Accordingly, Frichner shall provide Company written notice to Company's Chief Financial Officer, signature required, of his intent to sell 7 business days prior to his desire to sell. During this period of time, should the Company either purchase or broker the purchase of Frichner's shares, Frichner shall cooperate with Company's Chief Financial Officer regarding such sale. The Company must achieve a price of 65% of the then market, or Frichner may sell the shares directly after the close of business at the conclusion of the 7 Day Arrangement. The Company and Frichner agree to communicate during each 7 Day Arrangement.

3.   Mutual Non-Disparagement. (a) From this point forward Frichner agrees to refrain from making any public statements (or authorizing any statements to be reported as being attributed to Frichner) that are critical, derogatory or which may tend to injure the reputation or business of the Company.

       (b) From this point forward the Company will refrain from making, and agrees to use their best efforts to cause the officers, directors and spokespersons of the Company to refrain from making, any public statements (or authorizing any statements to be reported as being attributed to the Companies), that are critical, derogatory or which may tend to injure the reputation or business of Frichner, and the Company shall instruct such officers, directors and spokespersons to refrain from making such statements. The Company will continue to represent Frichner as a Co-Founder of the Company.

       (c) It is understood and agreed that the Company on the one hand, and Frichner on the other hand, if and to the extent they are a non-breaching party under the Agreement, may respond to any detrimental, disparaging or generally negative statement by the other, or by officers, directors and spokespersons of the Companies and their Affiliates, by publicly providing accurate information, and any such response will not be deemed to be a breach of his agreement.

       (d) Each party hereto acknowledges and agrees that each other party hereto will be irreparably harmed and that there may be no adequate remedy at law for a violation of any of the covenants set forth in this Section 2

4.   Repayment of Loans and Expense Reimbursement. The Company acknowledges and agrees that simultaneously with the signing of this agreement that it will repay Frichner in full all monetary sums that Frichner previously loaned to the Company as well as any unpaid expense reimbursements previously submitted for payment by Frichner.

5.   Continuation of Health Care Benefits. The Company acknowledges and agrees that it shall be responsible for the costs that are required to be provided in order for Frichner to obtain continued health care coverage (in accordance with the Company’s current health care plans and coverage limitations) under Cobra for a period of six (6) months from the Effective Date. Frichner acknowledges that the Company is revising its health care plan and that the Company’s payments for dependent coverage will likely be reduced.

6.   General Release. In consideration of the terms and conditions of this Agreement, Frichner, on behalf of himself and his heirs, representatives and assigns, shall and hereby does forever relieve, release, and discharge the Company Parties and their past and present parent, subsidiary, sister and affiliated corporations and all other related entities, and the respective directors, officers, employees, agents, attorneys, representatives, successors and assigns of each of the foregoing, past or present, from any and all claims, debts, liabilities, demands, obligations, liens, promises, acts, agreements, costs, expenses, damages, actions, and causes of action arising out of facts known or unknown, suspected or unsuspected, anticipated or not anticipated, occurring on or existing at any time up to and including the date of execution of this Agreement by Frichner, including, without limitation, any statutory, civil, or administrative claims arising from federal, state or local laws, including, but not limited to, those that prohibit discrimination of any form, any common law claims of any kind, any claims for termination of employment, wages or accrued benefits such as unpaid vacation, or any other fringe benefit or compensation.

In consideration of the terms and conditions of this Agreement, the Company and the Parent, each on behalf of itself and its affiliates, successors and assigns, shall and hereby does forever relieve, release, and discharge Frichner and his heirs, legal representatives and assigns, past and present, from any and all claims, debts, liabilities, demands, obligations, liens, promises, acts, agreements, costs, expenses, damages, actions, and causes of action arising out of facts known or unknown, suspected or unsuspected, anticipated or not anticipated, occurring on or existing at any time up to and including the date of execution of this Agreement by Company, including, without limitation, any statutory, civil, or administrative claims arising from federal, state or local laws. This agreement does not require the Company to defend or pay any claim regarding any litigation alleging any criminal act(s) by Frichner.

7.   Section 1542 of the Civil Code. Frichner acknowledges that it is his intention fully and finally to resolve and to release any and all claims, known or unknown, that may exist against the Company Parties and recognizes that he may later discover facts in addition to or different from those that he now knows to exist or believes to be true. In furtherance of this intention finally to resolve all matters between himself and the Company Parties, Frichner agrees to waive and to relinquish any and all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, or any similar or analogous provision of the laws of any other jurisdiction.

The Company and the Parent each, respectively, (i) acknowledges that it is its intention fully and finally to resolve all matters between the Company Parties and Frichner with respect to the Relationship, and to release Frichner from any and all claims, known or unknown, that may exist with respect to the Relationship, and (ii) recognizes that it may later discover facts in addition to or different from those that it now knows to exist or believes to be true. In furtherance of this intention finally to resolve all matters between the Company Parties and Frichner with respect to the Relationship, each of the Company Parties, respectively, agrees to waive and to relinquish any and all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, or any similar or analogous provision of the laws of any other jurisdiction.

Section 1542 of the Civil Code of the State of California provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

8.   Non-Admission of Liability or Wrongdoing. This Agreement shall not in any way be construed as an admission that Frichner and the Company Parties or its past and present parent, subsidiary, sister and affiliated corporations or other related entities, or the respective directors, officers, employees, agents, attorneys, representatives, affiliates, heirs, predecessors, successors or assigns of each of the foregoing, past or present, have any liability to or have acted wrongfully in any way with respect to the the Parties or any other person. Frichner and the Company Parties specifically deny that they have any liability to or have done any wrongful acts against the other or any other person on the part of themselves or their directors, officers, employees, agents, attorneys or representatives.

9.   Confidentiality. Expect as required by SEC rules and regulations, Frichner and the Company agrees to keep the existence and terms of this Agreement absolutely confidential and not to disclose such information to anyone without the Company Parties' or Frichner’s written consent. This Section shall survive the termination of this Agreement or any arrangements contained in this Agreement. Additionally, Frichner and the Company Parties each, respectively, represents and warrants that it shall not communicate directly or indirectly to any third party (other than their respective legal and financial advisers and the Directors of the Company) any information of or concerning the provisions of this Agreement, or which otherwise relates to any matters which gave rise to this Agreement or concerning the discussions between the parties relating to this Agreement, and Frichner and the Company Parties, respectively, further agree not to disparage or discredit the name, reputation, goodwill, qualifications or capabilities of the other party.

10.    Proprietary Information. During the course of the Relationship, Frichner has occupied a position of trust with respect to business information of a secret or confidential nature. Frichner agrees not to misappropriate, disclose or make available to anyone outside of the Company Parties at any time any confidential information or trade secrets of the Company Parties including, without limitation, all of the following materials and information (whether or not reduced to writing and whether or not patentable or protected by copyright): trade secrets, inventions, processes, formulae, programs, technical data, financial information, identities or lists of customers, prospects, suppliers, investors or vendors, and any other confidential or proprietary information relating to the Company Parties (collectively, “Proprietary Information”) without the prior written consent of the Company Parties, except as may be required by law. The Company Parties' consent may be withheld for any reason or no reason at all. The undertakings set forth in this Section shall survive the termination of this Agreement or any arrangements contained in this Agreement. Frichner agrees to return any and all files, electronic or otherwise, regarding information regarding Company’s investors, including but not limited to home, business and mobile phone numbers, addresses, social security numbers and all information deemed to be subject to State of California or Federal Privacy Laws or Rules of the Securities and Exchange Commission.

Frichner and the Company Parties intend that this proprietary information provision be construed as broadly as possible, in a manner consistent with its terms, in order to provide maximum protection of Proprietary Information. Frichner shall consult the Company Parties' counsel regarding any uncertainties Frichner may have about whether the information Frichner might disclose is Proprietary Information within the meaning of this provision.

Notwithstanding the foregoing, the parties acknowledge and agree that the obligations to safeguard the Proprietary Information set forth in this Section 6 shall not apply to any information which Frichner can demonstrate: (i) was known by Frichner prior to the disclosure thereof by the Company Parties; or (ii) is or becomes publicly known through no wrongful act of Frichner, and/or (iii) is rightfully received from a third party without breach of any separate confidentiality agreement and without restriction on subsequent disclosure.

Additionally, the Company Parties each, acknowledge and agree, respectively, that, notwithstanding the foregoing, Frichner shall be entitled to retain any and all personal and professional relationships that he established during the term of his employment with the Company. Frichner agrees to conduct business in connection with any such prospective business opportunity in a manner consistent with his ongoing duties and obligations to the Company and/or the Parent (e.g., as a member of the Board of Directors of the Company). He will not solicit such relationships while he is a director nor will he accept or consummate business transactions with such relationships unless he receives (and provides to Company) a waiver that they understand that business transaction have nothing to do with the Company.

The Company Parties and Frichner each, respectively, acknowledges and agrees that the limitations as to time set forth hereinabove are reasonably necessary to, and no greater than that required to, protect the goodwill and business interests of the Frichner and the Company Parties. It is the intent of the parties that the provisions of this Section will be enforced to the fullest extent permissible under applicable law. If any particular provision or portion of this Section is adjudicated to be invalid or unenforceable, this Agreement will be deemed amended to revise that provision or portion to the minimum extent necessary to render it enforceable. Such amendment will apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication was made. Frichner and the Company Parties each acknowledges that any breach of the covenants of this Section will result in immediate and irreparable injury to the other and, accordingly, consents to the application of injunctive relief and such other equitable remedies for the benefit of the injured party as may be appropriate in the event such a breach occurs or is threatened. The foregoing remedies will be in addition to all other legal remedies to which Frichner or the Company Parties may be entitled hereunder, including, without limitation, monetary damages.

11.   Use of Company Email: Frichner shall be entitled to receive e-mails addressed to him that are sent to his Company email address, which shall be maintained at the Company and by the Company and at Company expense including IT support for a period of not less than one (1) year from the date of this agreement and/or not less than one (1) year from the termination of Frichner’s service as a Director of the Company.

12.   Return of Materials. Frichner and the Company Parties agree that all Proprietary Information and all copies, summaries, extracts and/or written descriptions thereof, whether in electronic form or otherwise, are and shall remain confidential and may only be used by Frichner in the execution of his duties as Director. The Company acknowledges and agrees that Frichner shall be entitled to retain all personal business equipment such as computers, electronic equipment, software that was furnished to Frichner by the Company prior to the Effective Date, and, accordingly, the Company hereby assigns, transfers and conveys to Frichner, all of the Company’s rights, title and interests in and to the personal business equipment referenced in Schedule 1, attached hereto (collectively, the “Transferred Equipment”). Frichner acknowledges and agrees that neither the Company nor the Parent shall have any obligations or liability to Frichner with respect to the Transferred Equipment as of the Effective Date of this Agreement, including, without limitation, any obligations with respect to any software installed therein, any ongoing subscription service plans or subscription services, any Internet fees or charges, and/or any hardware or software maintenance or technical support services. Any and all fees, charges, taxes, assessments, costs or expenses that arise or are incurred on or after the Effective Date of this Agreement shall be borne solely and exclusively by Frichner.

13.   Press Release. The parties acknowledge and agree that they shall cooperate with and assist one another in connection with the preparation and issuance of a mutually acceptable press release and/or Form 8-K disclosing the matters summarized in Section 1 of this Agreement. Frichner, upon request, shall provide a quote for such press release and the Company shall provide Frichner with a copy of the completed text for the desired press release for Frichner’s review and approval (which shall not be unreasonably withheld) prior to its release.

14.   Integration. This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties. No covenants, agreements, representations, or warranties of any kind whatsoever, whether express or implied, have been made by any party to this Agreement, except as specifically set forth in this Agreement.

15.   Modifications. No modification or amendment of this Agreement shall be binding upon any party to this Agreement unless made in writing and signed by all parties to this Agreement.

16.   Severability. In the event that any provision of this Agreement should be held to be void, voidable, unlawful, or for any reason unenforceable, the remaining provisions or portions of this Agreement shall remain in full force and effect.

17.   Non-Assignment of Claims. Frichner represents that he has not assigned or transferred, or attempted to assign or to transfer, to any person or entity, any of the claims he is releasing in this Agreement.

18.   No Future Lawsuits. Each party acknowledges and agrees that it has not filed and will not file at any time in the future any statutory, civil, or administrative claim, grievance, complaint, or charge of any kind whatsoever with any state or federal court, administrative agency, or tribunal of any kind whatsoever concerning any matter, claim or activity up to the date of the execution of this Agreement.

19.   Captions. The captions of the Sections of this Agreement are solely for the convenience of the parties hereto, are not part of this Agreement, and shall not be used to interpret or determine the validity of this Agreement or any of its provisions.

20.   Miscellaneous Terms and Conditions. Frichner and the Company Parties each, respectively, further acknowledges and agrees as follows:

A.   Knowing and Voluntary Consent. Each of the parties has read this Agreement carefully, knows and understands the contents of this Agreement, and has made such investigation of the facts pertaining to this Agreement as he or it deems necessary or desirable. Frichner is not required to enter into this Agreement, and entering into this Agreement is in no way a condition to Frichner's receiving any compensation to which Frichner is otherwise entitled, all of which have been paid in full.

B.   Negotiated Agreement. The provisions of this Agreement are the result of negotiations between the parties, and no ambiguities shall be construed against either party by reason of the drafting of this Agreement.

C.   Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of California, excluding that body of law related to choice of laws, and of the United States of America. Any action or proceeding brought to enforce the terms of this Agreement or adjudicate any dispute arising out of this Agreement shall be brought in the County of San Francisco or the County of San Diego, State of California (if under State law) or the Southern District of California (if under Federal law). Each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for purposes of any such action or proceeding.

21.   Non-Solicitation. Frichner agrees that for a period of 3 years not to, directly or indirectly, solicit or otherwise encourage the employees, agents, representatives, or associates to leave their employment with the Company. Furthermore, Frichner agrees not to, directly or indirectly, hire any employees, agents, representatives, or associates who leave their employment with the Company for a period of one year. This one year period limit on associates who leave the Company's employment is waivable by the Company.

22.   Execution in Counterparts. This Agreement may be executed and delivered in any number of counterparts or copies by the parties and by facsimile signature. When each party has signed and delivered at least one counterpart to the other party, each counterpart shall be deemed an original and, taken together, shall constitute one and the same Agreement, which shall then be binding and effective as to the parties to this Agreement.

[Signature Page Follows]

The parties hereto have approved and executed this Agreement on the dates specified below:

Dated: June 8, 2007	JEFFREY S. FRICHNER

/s/ Jeffrey S. Frichner

Dated: June 8, 2007	LEFT BEHIND GAMES INC.,
a Delaware corporation

By: /s/ James Frakes
James Frakes
Chief Financial Officer

Dated: June 8, 2007	LEFT BEHIND GAMES INC.,
a Washington corporation

By: /s/ James Frakes
James Frakes
Chief Financial Officer

SCHEDULE 1

LIST OF BUSINESS EQUIPMENT

Sony Vaio Model VGN-UX-180P

Sony Vaio Model - PGC-4G1L

Dell Desktop Model - GX620

Fry’s Desktop

Viewsonic 19” Monitor VA912b

Hp Laserjet 1000 Printer

HP OfficeJet G85 Printer/Fax

Cingular 8125 Cell Phone

Cingular Motorota Cell Phone

Cingular Treo 650

Cingular Treo 650

Logitech Headphones

Shure Headphones

Samsonite Computer Bag

Bose computer speakers

AT&T two line desk top phone

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